Portfolio of investments—August 31, 2021 (unaudited)

		Value
Investment companies: 100.03%
Affiliated master portfolio: 100.03%
Wells Fargo Small Company Growth Portfolio		$1,018,419,693
Total Investment companies (Cost $616,574,494)		1,018,419,693
Total investments in securities (Cost $616,574,494)	100.03%	1,018,419,693
Other assets and liabilities, net	(0.03)	(308,167)
Total net assets	100.00%	$1,018,111,526
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Wells Fargo Small Company Growth Portfolio	97.88%	97.54%	$168,562,401	$(128,887,920)	$7,265,104	$35,480	$1,018,419,693
See accompanying notes to portfolio of investments

Wells Fargo Small Company Growth Fund  |  1

Notes to portfolio of investments—August 31, 2021 (unaudited)

Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Fair valuation measurements
At August 31, 2021, the Fund’s investment in Wells Fargo Small Company Growth Portfolio, the affiliated Master Portfolio with a substantially identical investment objective seeking long-term capital appreciation, was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. At August 31, 2021, the affiliated Master Portfolio valued at $1,018,419,693 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

2  |  Wells Fargo Small Company Growth Fund